Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

MANAGERS AMG FUNDS

SYSTEMATIC VALUE FUND

SYSTEMATIC MID CAP VALUE FUND

Supplement dated October 2, 2012 to the

Prospectus and Statement of Additional Information dated July 1, 2012

The following information supplements and supersedes any information to the contrary relating to Systematic Value Fund and Systematic Mid Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Managers AMG Funds (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated July 1, 2012.

At a meeting held on September 20-21, the Trust’s Board of Trustees approved the changes described below for the share classes of the Funds. In all cases the changes maintain or lower the expense ratios to affected shareholders.

Renaming Class A Shares as Investor Class Shares

Effective immediately after the close of business (4:00 PM EST) on November 30, 2012 (the “Closure Time”), the Funds will rename Class A shares as “Investor Class” shares and amend the features of the share class to conform to the features of other Investor Class shares in the Managers Family of Funds. These changes include eliminating the front-end sales loads, contingent deferred sales charges (“CDSCs”) and finder’s fees associated with sales of the share class. Investments in Investor Class shares of a Fund after the Closure Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus.

Closing Class C Shares and Converting to Investor Class Shares

Effective as of the Closure Time, Class C shares of the Funds will be closed to all investors and will no longer be available for purchase. Immediately after the renaming of Class A shares to Investor Class shares described above (the “Conversion Time”), all outstanding Class C shares of each Fund will automatically convert to Investor Class shares of such Fund.

As of the Closure Time, Class C shares of each Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Conversion Time, each shareholder’s outstanding Class C shares of a Fund will automatically convert to a number of full and/or fractional Investor Class shares of such Fund equal in value to the shareholder’s Class C shares of such Fund as of the Conversion Time (the “Investor Class Conversion”). The Investor Class Conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Time resulting from the Investor Class Conversion. Investments in Investor Class shares of a Fund after the Conversion Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus. Shareholders may redeem Class C shares of the Funds at any time until the Conversion Time without being subject to the deferred sales charges described in the Prospectus.

Creating New Service Class Shares for Systematic Mid Cap Value Fund

In connection with the share class changes described above, the Trust’s Board of Trustees also approved the establishment of a new class of shares for Systematic Mid Cap Value Fund, to be designated as Service Class shares. Consistent with the features of other Service Class shares in the Managers Family of Funds, shareholders of the new Service Class shares of Systematic Mid Cap Value Fund may pay shareholder servicing fees of up to 0.10% of the average daily net assets of the Service Class shares for shareholder servicing provided to shareholder accounts by financial intermediaries, such as broker-dealers, banks and trust companies. Shareholders of the new Service Class shares will not bear any distribution and service (12b-1) fees. It is currently anticipated that the Service Class shares of Systematic Mid Cap Value Fund will commence operations on or following December 1, 2012.

Investment Minimums

Effective as of the Closure Time, the initial investment minimums for Investor Class and Institutional Class shares of the Funds and Service Class shares of Systematic Mid Cap Value Fund are as follows:

Share Class	Initial Investment Minimum (Regular Account)	Initial Investment Minimum (IRA)
Investor Class	$2,000	$1,000
Service Class	$100,000	$25,000
Institutional Class	$1,000,000	$50,000

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